Dave Hanlon Appointed to Novume Solutions Board of Directors

CHANTILLY, VA – November 6, 2018 – Novume Solutions, Inc. (NASDAQ: NVMM), a holding company of leading specialty professional services and technology firms, announced today it has appointed David Hanlon to its Board of Directors, effective immediately. Hanlon will replace Dr. Marta Tienda, who resigned from the Board of Directors effective November 5, 2018.

Hanlon is a founding principal of strategic advisory and asset management firm Executive Hospitality Partners and CEO of Hanlon Investments. Hanlon has led some of the premier companies in the world, including Rio Suites Hotel Casino, Resorts International, Harrah’s Atlantic City, and Caesars World, spearheading growth and profitability as the gaming industry began rapid expansion. He holds a BS in Hotel Administration from Cornell, earned an MBA in Finance and an MS in Accounting from The Wharton School, and graduated from the Advanced Management Program at the Harvard Business School.

“We are thrilled to add such an experienced and talented executive as Dave to our Board of Directors. Dave has guided multiple businesses during a period of high industry growth. This will be a tremendous asset for Novume as we continue the integration of AI technologies within our business units and proprietary products,” said Robert Berman, Novume’s CEO. “Dave’s experience in leading large businesses during a period of unprecedented growth and change will be vital as we continue to develop market-leading solutions that harness the power of new technologies for burgeoning industries. We look forward to his immediate impact on the Board.”

Commenting on his appointment and the direction of Novume, Hanlon said, “I’m honored for the opportunity to join Novume’s Board of Directors during such an exciting time for the company. With a legacy of four business units each operating successfully for years in their respective markets, the company through its recent technology engagement is well positioned in each of these sectors. I look forward to working with my fellow Directors and to lend my expertise in product growth and profitability.”

“We would like to thank Marta Tienda for all of her contributions to Novume during her time on the Board of Directors. She has provided valuable insights to guide our development as a public company. It has been a pleasure working with her and we wish her luck on all of her future endeavors,” said James McCarthy, Chairman of the Board of Novume. “We also look forward to welcoming Dave to the Board and to integrating his perspective and expertise, which we believe will make an immediate impact on the Company.”

About Novume Solutions, Inc.

Novume provides products and services to both government and private sector clients, with an emphasis on public safety, risk management and workforce solutions. We are a holding company that integrates technology and human capital to solve complex client challenges in today's world. We provide Solutions for a New Generation. For more information, please visit novume.com, or connect with us on Twitter, LinkedIn, or Facebook.

Forward-Looking Statements

This press release includes statements concerning Novume Solutions, Inc. and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as ”may,” ”should,” ”expects,” ”plans,” ”anticipates,” ”could,” ”intends,” ”target,” ”projects,” ”contemplates,” ”believes,” ”estimates,” ”predicts,” ”potential,” or ”continue,” by the negative of these terms or by other similar expressions. You are cautioned that such statements are subject to many risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual circumstances, events or results may differ materially from those projected in the forward-looking statements, particularly as a result of various risks and other factors identified in our filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events, or otherwise.

Media Contact:
Matthew Bretzius
FischTank Marketing and PR
matt@fischtankpr.com

Investor Contact:
Robert A. Berman
Novume Solutions
ir@novume.com